 Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of J. Alexander’s Corporation (the “Company”) on Form 10-K for the year ended January 3, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Lonnie J. Stout II
Lonnie J. Stout II Chairman of the Board, Chief Executive Officer and President
April 5, 2010

/s/R. Gregory Lewis
R. Gregory Lewis Vice President, Chief Financial Officer and Secretary
April 5, 2010